UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 15, 2025

UNIVERSAL SECURITY INSTRUMENTS, INC.

(Exact name of registrant as specified in charter)

Maryland	001-31747	52-0898545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11407 Cronhill Drive, Suite A, Owings Mills, Maryland 21117

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:(410) 363-3000

Inapplicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	UUU	NYSE MKT LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Special Meeting of Shareholders of Universal Security Instruments, Inc. (the “Company”) originally convened on January 23, 2025, but adjourned until April 15, 2025, was reconvened on April 15, 2025. The following matters were submitted to the shareholders for a vote, as more fully described in the Proxy Statement (the “Proxy Statement”) dated December 27, 2024 filed with the Securities and Exchange Commission (the “SEC”) and sent to shareholders of record as of December 19, 2024:

1.	The sale of substantially all of the assets of the Company to Feit Electric Company, Inc. (the “Asset Sale”).
2.	The liquidation and dissolution of the Company pursuant to the Plan of Complete Liquidation and Dissolution (the “Dissolution”).
3.	The amendment to the Company’s Articles of Incorporation changing the name of the Company from “Universal Security Instruments, Inc.” to “Universal Safety Products, Inc.” (the “Charter Amendment”).

As previously reported, the grant of discretionary authority to the Company’s Board of Directors (the “Board”) to adjourn the Special Meeting, even if a quorum is present, was approved by shareholders on January 23, 2025.

Of the 2,312,787 shares entitled to notice of and to vote at the meeting, 1,978,248 shares (or 85.5% of the total outstanding shares) were represented at the meeting. In accordance with Maryland law, approval of the Asset Sale, Dissolution and Charter Amendment requires the affirmative vote of sixty-six and two-thirds percent of the outstanding shares of the Company, or 1,541,858 shares.

(i)	The following are the voting results (number of shares) with respect to the Asset Sale:

For	Against	Abstain	Broker Non-Votes
1,550,126	43,486	2,451	382,185

As a result, the Asset Sale was approved.

(ii)	The following are the voting results (number of shares) with respect to the Dissolution:

For	Against	Abstain	Broker Non-Votes
1,539,736	53,939	2,388	382,185

As a result, the Dissolution was not approved.

(iii)	The following are the voting results (number of shares) with respect to the Charter Amendment:

For	Against	Abstain	Broker Non-Votes
1,918,732	49,477	10,039	0

As a result, the Charter Amendment was approved.

Item 8.01.	Other Events.

As stated in the Proxy Statement, in the event that the Company’s shareholders approve the Asset Sale but not the Dissolution, the Company will still seek to complete the Asset Sale. As reported above, the shareholders did not approve the Dissolution and, as a result, the Company cannot proceed at this time with the Dissolution. The Board is evaluating alternatives available to the Company, including, among other things, using the cash to pay a dividend, acquiring other businesses, or engaging in a subsequent reverse merger or recapitalization or similar transaction. The Company is currently considering a transaction which would allow the Company to make a cash distribution to shareholders and provide possible additional value to shareholders. The Company will announce further details as appropriate in accordance with applicable rules and regulations of the SEC and the New York Stock Exchange.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIVERSAL SECURITY INSTRUMENTS, INC. (Registrant)

Date: April 16, 2025	By:	/s/ Harvey B. Grossblatt
Harvey B. Grossblatt
President

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